UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 4, 2011


                                  STEVIA CORP.
             (Exact Name of Registrant as Specified in its Charter)

       Nevada                         333-152365                 98-0537233
(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)

                 601 Union Street, Two Union Square, 42nd Floor
                            Seattle, Washington 98101
               (Address of Principal Executive Office) (Zip Code)

                                 (206) 652-3570
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

Effective March 4, 2011, Interpro Management Corp. (the "Company") amended its Articles of Incorporation to change its name from "Interpro Management Corp." to "Stevia Corp." (the "Name Change").

The full text of the amendment to the Company's Articles of Incorporation to give effect to the Name Change is filed herewith as Exhibit 3.1(a) and incorporated herein by reference.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

SYMBOL CHANGE

In connection with the Name Change described in Item 5.03 above, FINRA has assigned the Company a new stock symbol, "STEV." This new symbol took effect at the open of business on March 9, 2011.

STOCK SPLIT

On March 4, 2011, the Company effected a 35 for 1 forward stock split of all of its issued and outstanding shares of common stock. Shareholders of the Company holding certificated shares will be issued the additional shares as of the record date by the Company's transfer agent.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  EXHIBITS.

Exhibit
Number                       Description
------                       -----------

3.1(a)            Amendment to Articles of Incorporation

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2011                       STEVIA CORP.


                                          By: /s/ Mohanad Shurrab
                                              ----------------------------------
                                              Mohanad Shurrab
                                              President

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